UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

Wesbanco, Inc.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	000-08467	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders

As more fully described in Item 8.01 of this Current Report on Form 8-K, on August 11, 2020, Wesbanco, Inc. (the “Company”) completed its previously disclosed public offering (the “Offering”) of 6,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Company’s 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, no par value per share (the “Series A Preferred Stock”), with a liquidation preference of $1,000.00 per share (equivalent to $25.00 per Depositary Share). On August 6, 2020, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Restated Articles of Incorporation with the Secretary of State of the State of West Virginia establishing the preferences, limitations and relative rights of the Series A Preferred Stock.

The Series A Preferred Stock ranks senior to the Company’s common stock and will rank senior to each other class or series of capital stock it may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series A Preferred Stock as to dividend rights and rights on liquidation, dissolution or winding-up of the Company. The Series A Preferred Stock will rank on a parity as to dividend rights and rights upon liquidation, dissolution and winding-up of the Company with any class or series of capital stock the Company may issue in the future the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, dissolution or winding-up of the Company.

Under the terms of the Series A Preferred Stock, subject to certain exceptions, the ability of the Company to declare, pay or set aside for payment any dividend or distribution on any shares of its common stock or any other capital stock ranking junior to the Series A Preferred Stock as to dividend rights or upon liquidation, dissolution or winding-up of the Company, and to repurchase, redeem or otherwise acquire for consideration, directly or indirectly, shares of its common stock or shares of any other capital stock ranking junior to or on parity with the Series A Preferred Stock as to dividend rights or upon liquidation, dissolution or winding-up of the Company, is subject to certain restrictions in the event that full dividends for the most recently completed dividend period have not been declared and paid (or declared and a sum sufficient for the payment thereof has not been set aside) on all outstanding shares of Series A Preferred Stock. The terms of the Series A Preferred Stock, including such restrictions, are more fully described in the Articles of Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective upon filing with the Secretary of State of the State of West Virginia, the Articles of Amendment created the Series A Preferred Stock out of the authorized and unissued shares of preferred stock of the Company, established the terms of the Series A Preferred Stock, fixed the number of initially authorized shares of Series A Preferred Stock to 150,000, and provided for certain other rights, preferences, privileges, qualifications, restrictions and limitations of the Series A Preferred Stock. The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On August 11, 2020, the Company completed the Offering. The Depositary Shares were issued pursuant to an Underwriting Agreement, dated as of August 4, 2020 (the “Underwriting Agreement”), by and among the Company and Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”).

In connection with the issuance of the Depositary Shares, on August 11, 2020, the Company entered into a Deposit Agreement (the “Deposit Agreement”) with Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary of the Depositary Shares (“Depositary”), and the holders from time to time of the depositary receipts (the “Depositary Receipts”) evidencing the Depositary Shares. On the same date, the 150,000 shares of Series A Preferred Stock underlying the Depositary Shares were deposited with the Depositary against the delivery of the Depositary Receipts pursuant to the Deposit Agreement. A copy of the Deposit Agreement is attached hereto as Exhibit 4.1, a specimen of certificate representing the Series A Preferred Stock is attached hereto as Exhibit 4.2 and the form of Depositary Receipt is attached hereto as Exhibit 4.3. The foregoing description of the Deposit Agreement, the specimen of certificate representing the Series A Preferred Stock and the Depositary Receipts are qualified in their entirety by reference to Exhibits 4.1, 4.2 and 4.3, respectively, each of which is incorporated by reference herein.

A copy of the opinions of Phillips, Gardill, Kaiser & Altmeyer, PLLC, and K&L Gates LLP, counsel to the Company, relating to the legality of the Series A Preferred Stock and Depositary Shares are filed as Exhibit 5.1 and Exhibit 5.2 hereto, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

3.1	Articles of Amendment to the Restated Articles of incorporation of Wesbanco, Inc. establishing the Series A Preferred Stock, dated August 6, 2020, filed with the Secretary of State of the State of West Virginia on August 6, 2020

4.1	Deposit Agreement, dated August 11, 2020, by and among Wesbanco, Inc., Computershare Inc. and Computershare Trust Company, N.A. acting jointly as the depositary, and the holders from time to time of the depositary receipts described therein

4.2	Specimen of Certificate representing the Series A Preferred Stock

4.3	Form of Depositary Receipt (included in Exhibit 4.1 hereto)

5.1	Opinion of Phillips, Gardill, Kaiser & Altmeyer, PLLC

5.2	Opinion of K&L Gates LLP

23.1	Consent of Phillips, Gardill, Kaiser & Altmeyer, PLLC (included in Exhibit 5.1)

23.2	Consent of K&L Gates LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: August 11, 2020	/s/ Robert H. Young
Robert H. Young
Senior Executive Vice President and Chief Financial Officer